United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 22, 2013

Fox Factory Holding Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

915 Disc Drive

Scotts Valley, California 95066

(Address of Principal Executive Offices) (Zip Code)

(831) 274-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Fox Factory Holding Corp.

Current Report on Form 8-K

Item 2.02.	Results of Operations and Financial Condition

As disclosed in Item 7.01 below, on October 22, 2013 Fox Factory Holding Corp. (“FOX” or the “Company”) issued a press release updating its fiscal 2013 guidance. The press release includes an update with respect to the Company’s expectations for its sales and earnings per diluted share for its third fiscal quarter ended September 30, 2013. A copy of the press release is attached hereto as Exhibit 99.2 and the portions of the disclosure contained therein regarding the Company’s third quarter fiscal 2013 results are incorporated herein by reference.

The information contained or incorporated in this Item 2.02 of this Current Report is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure

On October 22, 2013, the Company issued a press release announcing that it has initiated a voluntary recall of certain model year 2013 32 and 34 Evolution Series suspension forks having 120mm – 160mm of travel with certain open cartridge dampers manufactured by the Company between March 1, 2012 and November 30, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on October 22, 2013, the Company issued a second press release regarding the recall and updating its fiscal 2013 guidance for its third fiscal quarter which ended September 30, 2013 and for the full fiscal 2013 year. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained or incorporated in this Item 7.01 of this Current Report is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in the attached press release regarding the recall and updating financial guidance are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Many important factors may cause the Company’s actual results, events or circumstances to differ materially from those discussed in any such forward-looking statements, including but not limited to the factors set forth in such press release and the other risks and uncertainties described in Part II, Item 1A.“Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on September 19, 2013 or described in the Company’s other filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in the press release. In light of the significant uncertainties inherent in the forward-looking information included therein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits

Exhibits

The following exhibits are furnished herewith:

Exhibit	Description

99.1	Text of press release announcing voluntary recall issued by Fox Factory Holding Corp. on October 22, 2013.

99.2	Text of press release regarding the recall and updating financial guidance issued by Fox Factory Holding Corp. on October 22, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTi Worldwide Inc.

Date: October 23, 2013	By:	/s/ Zvi Glasman
Zvi Glasman
Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit	Description

99.1	Text of press release announcing voluntary recall issued by Fox Factory Holding Corp. on October 22, 2013.

99.2	Text of press release regarding the recall and updating financial guidance issued by Fox Factory Holding Corp. on October 22, 2013.